Rafferty Asset Management, LLC

1301 Avenue of the Americas (6th Avenue)

35th Floor

New York, NY 10019

June 3, 2014

FILED VIA EDGAR

United States Securities and Exchange Commission

Division of Investment Management

100 F. Street, N.E.

Washington, D.C. 20549-1004

Re:         Direxion Shares ETF Trust (the “Trust”)

File Nos.: 333-150525 and 811-22201

Dear Sir or Madam:

Pursuant to Rule 497(e) of the Securities Act of 1933, as amended (the “1933 Act”) and the regulations thereunder, transmitted herewith on behalf of the Trust are the XBRL risk/return summaries and corresponding XBRL exhibits, noted below, that mirror the revisions to the risk/return summary described for the Direxion Daily S&P 500® Bull 2X Shares (formerly the Direxion Daily Large Cap Bull 2X Shares) and the Direxion Daily S&P 500® Bear 2X Shares (formerly the Direxion Daily Large Cap Bear 2X Shares) and filed pursuant to Rule 497(e) under the 1933 Act on May 14, 2014. This May 14, 2014 Rule 497(e) filing (Accession No. 0001193125-14-197371) is hereby incorporated by reference to today’s Rule 497(e) filing.

The XBRL exhibits attached hereto consist of the following:

Exhibit	Exhibit No.
Instance Document	EX-101.INS
Schema Document	EX-101.SCH
Calculation Linkbase Document	EX-101.CAL
Definition Linkbase Document	EX-101.DEF
Label Linkbase Document	EX-101.LAB
Presentation Linkbase Document	EX-101.PRE

If you have any questions concerning the foregoing, please contact Angela Brickl of Rafferty Asset Management, LLC at (646) 572-3463 or Nicole Trudeau of K&L Gates LLP at (202) 778-9189.

Sincerely,

/s/ Angela Brickl

Angela Brickl

Chief Compliance Officer

Rafferty Asset Management, LLC